      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 2000



                                                      REGISTRATION NO. 333-37370
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2



                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                        THE ESTEE LAUDER COMPANIES INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                      2844                                     11-2408943
     (STATE OR OTHER JURISDICTION OF               (PRIMARY STANDARD INDUSTRIAL                      (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                  CLASSIFICATION NUMBER)                       IDENTIFICATION NO.)

                            ------------------------

                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
                                 (212) 572-4200

              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICE)
                            ------------------------

                              PAUL E. KONNEY, ESQ.
                             SENIOR VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                        THE ESTEE LAUDER COMPANIES INC.
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
                                 (212) 572-4200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                    Please send copies of communications to:

                    JEFFREY J. WEINBERG, ESQ.                                            JEAN E. HANSON, ESQ.
                       MATTHEW BLOCH, ESQ.                                     FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                   WEIL, GOTSHAL & MANGES LLP                                             ONE NEW YORK PLAZA
                        767 FIFTH AVENUE                                               NEW YORK, NEW YORK 10004
                    NEW YORK, NEW YORK 10153                                                (212) 859-8000
                         (212) 310-8000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /_______________

    If this form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. / /_______________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /






    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT ON FORM S-3 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN NEW YORK, NEW YORK ON THIS 25TH DAY OF MAY, 2000.



                                        THE ESTEE LAUDER COMPANIES INC.

                                        By: /s/ Robert J. Bigler
                                            -----------------------------------
                                            Name: Robert J. Bigler
                                            Title:  Senior Vice President
                                                     and Chief Financial Officer


                  SIGNATURE                                         TITLE                            DATE
---------------------------------------------  -----------------------------------------------   -------------
                                 *             Director, President and Chief Executive Officer    May 25, 2000
---------------------------------------------  (Principal Executive Officer)
             Fred H. Langhammer
                                 *             Chairman of the Board                              May 25, 2000
---------------------------------------------
              Leonard A. Lauder
                                 *             Director                                           May 25, 2000
---------------------------------------------
              Ronald S. Lauder
                                 *             Director                                           May 25, 2000
---------------------------------------------
              William P. Lauder
                                 *             Director                                           May 25, 2000
---------------------------------------------
             Richard D. Parsons
                                 *             Director                                           May 25, 2000
---------------------------------------------
                Marshall Rose
                                 *             Director                                           May 25, 2000
---------------------------------------------
            P. Roy Vagelos, M.D.
                                 *             Director                                           May 25, 2000
---------------------------------------------
               Faye Wattleton
                                 *             Senior Vice President and Chief Financial          May 25, 2000
---------------------------------------------  Officer (Principal Financial and Accounting
              Robert J. Bigler                 Officer)

* By  /s/ Robert J. Bigler
      ---------------------------------
      Name: Robert J. Bigler
      Title:  Senior Vice President and
              Chief Financial Officer

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                                             EXHIBIT DESCRIPTION
------   --------------------------------------------------------------------------------------------------------
  *1     Form of Underwriting Agreement.

   3.1   Certificate of Amendment of Restated Certificate of Incorporation (incorporated herein by reference to
         Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999, as filed with the SEC on January 27, 2000).

   3.2   Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.1 to Amendment
         No. 3 to the Registrant's Registration Statement on Form S-1 (No. 33-97180), as filed with the SEC on
         November 13, 1995).

   3.3   Amended and Restated By-Laws (incorporated herein by reference to Exhibit 3.2 to the Registrant's
         Quarterly Report on Form 10-Q for the quarter ended December 31, 1999, as filed with the SEC on
         January 27, 2000).

 **5     Opinion of Weil, Gotshal & Manges LLP with respect to the legality of the Class A Common Stock.

**23.1   Consent of Arthur Andersen LLP.

**23.2   Consent of Weil, Gotshal & Manges LLP (included in the Opinion filed as Exhibit 5).

**24     Power of Attorney.



------------------
 * Filed herewith.

 ** Previously filed.